Case 1:93-cv-00531-LAS                                                                                            Document 353Filed 10/11/12  Page 1 of 1

In the United States Court of Federal Claims
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AMBASE CORPORATION AND	*
CARTERET BANCORP, INC.	*
Plaintiffs,	*
and	*
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FEDERAL DEPOSIT INSURANCE	*	Case No. 93-531C
CORPORATION,	*
Plaintiff-Intervenor,	*	Senior Judge Smith
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v.	*	Filed: October 11, 2012
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THE UNITED STATES,	*
Defendant.	*
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ORDER

The Court hereby APPROVES the Settlement Agreement.

It is so ORDERED.

 s/ Loren A. Smith   LOREN A. SMITH, SENIOR JUDGE